Supplement dated February 11, 2016
to Prospectus dated July 27, 2015 for
Protective Dimensions II
to Prospectuses dated May 1, 2015 for
Protective Dimensions (Contracts issued on or after December 3, 2012)
Protective Dimensions (Contracts issued before December 3, 2012)
Protective Values
Protective Values Advantage
And
to Prospectus dated May 1, 2010 for
Protective Values Access
Issued By
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective March 1, 2016, if you have elected an optional SecurePay guaranteed living benefit rider, or if you purchase a SecurePay rider under the RightTime option in the future, we will no longer accept any Purchase Payments made two years or more after the date the SecurePay rider is issued. If we receive a Purchase Payment two years or more after the SecurePay rider is issued, we will return it to the current address we have on file for you or as otherwise instructed by you or your authorized representative. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new variable annuity contract.

Also, effective March 1, 2016, if your Contract includes an optional SecurePay rider, any current automatic purchase payment plan will be terminated two years after the rider was issued.

 Except as set forth above, we will continue to accept Purchase Payments subject to the terms and conditions set forth in your Prospectus. If you have any questions regarding this supplement or your SecurePay rider, please contact us toll free at 1-800-456-6330.